UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2017

Xcerra Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	000-10761	04-2594045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 University Avenue Norwood, Massachusetts		02062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 461-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the special meeting (the “Special Meeting”) of stockholders held on October 12, 2017, the stockholders of Xcerra Corporation (“Xcerra” or the “Company”) voted on the proposals set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 5, 2017. The voting results regarding each proposal, as determined by Computershare Trust Company N.A., the Company’s Inspector of Election, are set forth below. There were 54,356,609 shares issued and outstanding on the record date for the Special Meeting and entitled to vote thereat, and 41,244,085 shares were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1: Adoption of the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated April 7, 2017 and as assigned and amended on August 4, 2017, by and among Hubei Xinyan Equity Investment Partnership (Limited Partnership), a Chinese limited partnership (“Parent”), China Integrated Circuit Industry Investment Fund Co., Ltd., a Chinese company, and Xcerra, as joined by Unic Acquisition Corporation, a Massachusetts corporation and a controlled subsidiary of Parent (“Merger Sub”), and the merger (the “Merger”) of Merger Sub with and into the Company, with the Company surviving as a controlled subsidiary of Parent pursuant thereto (the “Merger Proposal”).

The Merger Proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
40,704,975	178,688	360,422	0

Proposal No. 2: Approval of any proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

For	Against	Abstain	Broker Non-Votes
38,591,470	2,476,796	175,819	0

Adjournment of the Special Meeting was deemed not necessary or appropriate because there was a quorum present and there were sufficient proxies at the time of the Special Meeting to approve the Merger Proposal.

Proposal No. 3. Approval, by non-binding, advisory vote, of compensation that will or may become payable to Xcerra’s named executive officers, in connection with the Merger.

For	Against	Abstain	Broker Non-Votes
18,060,508	18,535,337	4,648,240	0

Item 8.01	Other Events.

On October 13, 2017, the Company issued a press release announcing the results of the Special Meeting held on October 12, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated October 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCERRA CORPORATION

Dated: October 13, 2017	/s/ David G. Tacelli
	Name:	David G. Tacelli
	Title:	President and Chief Executive Officer